UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 19, 2009

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual stockholders’ meeting held on June 19, 2009, the stockholders approved, among other things, (1) a stock option exchange program for employees other than the directors and executive officers and former directors, executive officers and employees and (2) certain amendments to the 2007 Stock Incentive Plan, as amended and restated (the “2007 Plan”), to (a) increase the number of shares of the Registrant’s common stock that may be issued under the 2007 Plan by the number of shares underlying the options that are surrendered and cancelled in the exchange program, (b) implement a “fungible share pool” approach to manage authorized shares in order to improve the flexibility of awards going forward, (c) provide that, in determining the number of shares available for grant, a formula will be applied such that all future awards other than stock options and stock appreciation rights will be counted against shares available as 1.5 times the number of shares covered by such award, (d) increase the maximum number of shares to be granted to any participant under the 2007 Plan from 1,000,000 to 2,000,000 shares per calendar year, and (e) make various technical revisions and improvements.

The amended version of the 2007 Plan and the material terms of the proposed option exchange program are summarized in the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 11, 2009, in connection with the annual meeting, which is incorporated herein by reference.  The foregoing description of the amendments to the 2007 Plan is qualified in its entirety by reference to the actual terms of the amended 2007 Plan, which is attached as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2009, at the 2009 annual stockholders’ meeting, the stockholders of Sonus Networks, Inc. (the “Registrant”) approved, by the affirmative vote of in excess of two-thirds of the outstanding shares of the Registrant’s voting stock, an amendment to the Fourth Amended and Restated Certificate of Incorporation that will result in the declassification of the Board effective as of the 2011 annual meeting of stockholders.  Conforming amendments to the Registrant’s By-Laws were unanimously approved by the Registrant’s Board of Directors effective as of June 19, 2009.

In addition, on June 19, 2009, the Board approved additional changes to the Amended and Restated By-Laws. The principal changes effected were to:

•                  amend Article II, Section 2.6 and 2.9: Notice of Annual Meetings and Notice of Special Meetings to provide for notices of stockholder meetings to be delivered by electronic transmission;

•                  amend Article II, Section 2.7: Stockholders’ List to provide that the stockholder list be made available during the 10 days prior to the stockholder meeting at the corporation’s principal place of business or on an electronic network;

•                  amend Article II, Section 2.12: Notice of Stockholder Business and Nominations (formerly “Procedures”) with respect to the advance notice provision to provide a 90 - 120 day window for the time period during which notices must be delivered to the Registrant pegged to the anniversary of the preceding year’s annual meeting;

•                  amend Article III, Section 3.1: Number of Directors to provide that where the Board of Directors decreases the total authorized number of directors, such action shall not purport to shorten the term of any incumbent director;

•                  amend Article III, Section 3.6 and Section 3.7: Other Committees and Powers Denied to Committees to enable the Board of Directors to create committees that are subject to fewer statutory limitations on their authority and to provide that a committee may be authorized to take virtually any action that the full Board would be entitled to take, other than amending the By-Laws or approving, recommending or adopting any action that is expressly required under the General Corporation Law to be approved by the stockholders;

•                  amend Article III, Section 3.14:  Action by Consent to permit directors to act without a meeting by written consent or by electronic transmission;

•                  amend Article IV, Section 4.4: Terms of Office to provide that vacancies in any office of the Registrant shall be filled by the Board of Directors;

•                  amend Article VI, Section 6.2: Notices to allow the Registrant to take advantage of the “householding” provisions of Section 233 of the General Corporation Law, enabling the Registrant, under certain circumstances, to provide one copy of any notice to all stockholders of record who share an address; and

•                  amend Article VII, Section 7.2:  Right of Indemnitee to Bring Suit to limit the provision requiring the Registrant to provide indemnification payments to officers and directors in certain circumstances so that such rights apply only “to the fullest extent permitted by law.”

In addition to the amendments described above, adoption of the Amended and Restated By-Laws effected various changes to clarify language and make other technical corrections and non-substantive modifications.

The description of the changes to the By-Laws are qualified in their entirety by reference to the Amended and Restated By-Laws, which are attached as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Item 8.01   Other Events.

On June 22, 2009, the Registrant filed with the Secretary of State of the State of Delaware Articles of Amendment to its Fourth Amended and Restated Articles of Incorporation which was amended to result in the declassification of the Registrant’s Board effective as of the 2011 annual meeting of stockholders.

A copy of the Articles of Amendment to the Fourth Amended and Restated Articles of Incorporation and the Fourth Amended and Restated Articles of Incorporation, as amended through June 19, 2009 is attached hereto as Exhibit 3.2 and Exhibit 3.3, respectively, and is incorporated into this Item 8.01 by reference.

In addition, on June 19, 2009, Board of Directors has appointed John Schofield to serve as an additional member of the Compensation Committee of the Board of Directors and has appointed James Brewington to serve as an additional member of the Nominating and Corporate Governance Committee.

The Board of Directors and the Registrant believe that each of Mr. Schofield and Mr. Brewington is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market Marketplace Rules.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated By-Laws of Sonus Networks, Inc.

	3.2	Certificate of Amendment dated June 19, 2009.

	3.3	Fourth Amended and Restated Articles of Incorporation of Sonus Networks, Inc., as amended through June 19, 2009.

	10.1	2007 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2009	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, General Counsel and Secretary

Exhibit Index

3.1	Amended and Restated By-Laws of Sonus Networks, Inc.

3.2	Certificate of Amendment dated June 19, 2009.

3.3	Fourth Amended and Restated Articles of Incorporation of Sonus Networks, Inc., as amended through June 19, 2009.

10.1	2007 Stock Incentive Plan, as amended.